IMPAIRMENT (CHARGE) REVERSAL	12 Months Ended
Dec. 31, 2023
Disclosure of impairment of assets [Abstract]
Impairment (Charge) Reversal	Impairment (Charge) Reversal
The Company performs impairment testing for its property, plant and equipment when indicators of potential impairment or reversal of previously recognized impairment are identified.
During the second quarter 2022, the updated costs to complete, project economics and life-of-mine plan to be included in a new technical report were considered by the Company to be indicators of impairment for the Côté Gold CGU. An impairment test was performed and it was determined that the estimated recoverable amount of the CGU was more than the carrying amount and no impairment was required.
During the second quarter 2022, an increase in the estimated long-term price of gold was considered by the Company to be an indicator of impairment reversal for the Doyon and Rosebel CGUs. An impairment test was performed for the Doyon CGU and an impairment charge of $38.4 million was recognized. The impairment charge was booked against the change in asset retirement obligations at closed sites in the consolidated statements of earnings (loss), as the carrying amount of the CGU increased by $38.4 million. The increase in the carrying value of the CGU was due to a reduction in the asset retirement obligation related to the closed site within the Doyon CGU (note 15(a)) and resulted in the carrying amount exceeding the recoverable amount of $96.0 million. An impairment test was performed for the Rosebel CGU and it was determined that the estimated recoverable amount of the CGU was in line with the carrying amount and no impairment or impairment reversal was required.
The recoverable amounts of the CGUs were determined by calculating the FVLCD. The FVLCD was determined by calculating the net present value of the estimated future cash flows (level 3 of the fair value hierarchy). The significant estimates and assumptions used in determining the FVLCD were reserves and resources, the life-of-mine production profile, remaining construction expenditures, future capital and operating expenditures, future gold prices, future foreign exchange rates, discount rate and value of un-modeled mineralization.
The estimate of future cash flows were derived from the most recent life-of-mine plans and technical reports. Management estimated gold prices based on observable market data, including the spot price and industry analysts' forecasted prices.
The Company used an estimated gold price of $1,700 per ounce for 2022 to 2025, and $1,600 per ounce thereafter. The future cash flows used to calculate the FVLCD were discounted using a real weighted average cost of capital of 5.5% for the Côté Gold CGU and 8.5% for the Rosebel and Doyon CGUs, which reflected specific market risk factors. Un-modeled measured and indicated resources and a portion of un-modeled inferred resources, where applicable, were valued at $50 per ounce, based on a review of comparable market transactions.
Sale of Rosebel
During the fourth quarter 2022, the Company entered into a definitive agreement to sell its interests in the Rosebel mine for cash consideration of $360 million plus working capital adjustments (note 5). An impairment charge of $110.1 million (post tax impairment charge of $70.5 million) was recognized in the consolidated statements of earnings (loss) to align the carrying value of the Rosebel mine with the agreed sales price.